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                                                                Exhibit 32.1


              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                  AS ADOPTED PURSUANT TO SECTION 906 OF THE
                         SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of KV Pharmaceutical Company, a Delaware corporation (the "Company"), does hereby certify that, to the best of their knowledge:

The Quarterly Report on Form 10-Q for the three and nine months ended December 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 13, 2004             /s/ Marc S. Hermelin
      -----------------             -------------------------------------------
                                    Marc S. Hermelin
                                    Vice Chairman and Chief Executive Officer


Date: February 13, 2004             /s/ Gerald R. Mitchell
      -----------------             -------------------------------------------
                                    Gerald R. Mitchell
                                    Vice President, Treasurer and Chief
                                     Financial Officer


A signed original of this written statement required by Section 906 has been provided to KV Pharmaceutical Company and will be retained by KV
Pharmaceutical Company and furnished to the Securities and Exchange Commission or its staff upon request.




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